UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2021

GARRETT MOTION INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-38636	82-4873189
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

La Pièce 16, Rolle, Switzerland	1180
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +41 21 695 30 00

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

As previously reported, on September 20, 2020 (the “Petition Date”), Garrett Motion Inc. (the “Company”) and certain of its subsidiaries (collectively, the “Debtors”) each filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Debtors’ Chapter 11 cases (the “Chapter 11 Cases”) are being jointly administered under the caption “In re Garrett Motion Inc., 20-12212.”

Also as previously announced, on January 11, 2021, the Company entered into a Plan Support Agreement (the “Plan Support Agreement”) with affiliated funds of Centerbridge Partners, L.P. (“Centerbridge”), affiliated funds of Oaktree Capital Management, L.P. (“Oaktree”), Honeywell International Inc. (“Honeywell”) and certain other investors and parties (the “Additional Investors” and, together with Centerbridge, Oaktree and Honeywell, the “CO Group”) regarding restructuring transactions pursuant to a Chapter 11 plan of reorganization on the terms and conditions set forth in the Plan Support Agreement (as amended from time to time, the “Proposed Plan”). On February 15, 2021, and March 9, 2021, the Debtors and the CO Group made certain amendments to the Plan Support Agreement (as so amended and restated, the “A&R Plan Support Agreement”), as described in the Company’s Current Report on Form 8-K on February 16, 2021, and March 10, 2021, respectively.

Also as previously reported, on January 22, 2021, the Debtors entered into an Equity Backstop Commitment Agreement (the “Original Equity Backstop Commitment Agreement”) with Oaktree, Centerbridge, and certain of the Additional Investors, as described in the Company’s Current Report on Form 8-K on January 25, 2021. On March 9, 2021, the Debtors and the parties to the Original Equity Backstop Commitment Agreement agreed to terminate that agreement and the Debtors and certain of the Additional Investors simultaneously entered into a replacement equity backstop commitment agreement (the “Replacement Equity Backstop Commitment Agreement”), as described in the Company’s Current Report on Form 8-K on March 10, 2021.

In accordance with the A&R Plan Support Agreement and the Replacement Equity Backstop Commitment Agreement, the Company will conduct a rights offering (the “Rights Offering”) of convertible Series A preferred stock (the “Series A Preferred Stock”) to existing holders of the Company’s common stock, par value $0.001 per share (the “Common Stock”) and will give such holders the option of delivering their shares of Common Stock to the reorganized Company for cancellation in exchange for a payment in cash (the “Cash-Out Option”).

Notice of Record Date

Pursuant to the Proposed Plan, March 15, 2021, will be the record date for holders of the Common Stock to vote to accept or reject the Plan, to participate in the Rights Offering, and exercise the Cash-Out Option. Any party who becomes a holder of the Common Stock following March 15, 2021, will not be entitled to vote to accept or reject the Plan, will not be entitled to subscribe for shares of Series A Preferred Stock in the Rights Offering, and will not be able to exercise or otherwise receive any proceeds of the Cash-Out Option with respect to the shares of Common Stock acquired after March 15, 2021.

In addition, certain subscription rights in the Rights Offering may only be exercised by holders who qualify as accredited investors. Any holders that are not accredited investors will not be able to exercise these subscription rights, even if they are holders of the Common Stock on the record date.

Each holder of Common Stock should carefully review the solicitation versions of the Chapter 11 plan of reorganization and the related disclosure statement that the Debtors expect to file with the Bankruptcy Court in their entirety before casting a ballot or taking any other actions with respect to their Common Stock. The disclosure statement does not constitute legal, business, financial or tax advice. Holders of Common Stock should consult with their own advisors.

Press Release

In connection with the Bankruptcy Court’s approval of the disclosure statement filed by the Debtors in connection with the Proposed Plan, the Company issued a press release on March 10, 2021, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Cautionary Information Regarding Trading in the Company’s Securities.

The Company’s securityholders are cautioned that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders thereof in the Company’s Chapter 11 Cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Forward-Looking Statements.

This Current Report on Form 8-K and the exhibit hereto may contain “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of fact, that address activities, events or developments that the Company or the Company’s management intend, expect, project, believe or anticipate will or may occur in the future are forward-looking statements. Although the Company believes forward-looking statements are based upon reasonable assumptions, such statements involve known and unknown risks, uncertainties, and other factors, which may cause the actual results or performance of the Company to be materially different from any future results or performance expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to those described in the Company’s annual report on Form 10-K for the year ended December 31, 2020, as well as the Company’s other filings with the Securities and Exchange Commission, under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements.” You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document. Forward-looking statements are not guarantees of future performance, and actual results, developments and business decisions may differ from those envisaged by the Company’s forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release, dated March 10, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2021	Garrett Motion Inc.

	By:	/s/ Jerome Maironi
Jerome Maironi
Senior Vice President, General Counsel and Corporate Secretary